Exhibit 10.1

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3, dated as of April 6, 2018 (this “Amendment”), among IQVIA Inc. (formerly known as Quintiles IMS Incorporated), a Delaware corporation (the “Parent Borrower”), IQVIA Holdings Inc., a Delaware corporation, IQVIA AG (formerly known as IMS AG), a Swiss corporation and a subsidiary of the Parent Borrower (the “Swiss Subsidiary Borrower”), IQVIA Solutions Japan K.K. (formerly known as IMS Japan K.K.), a Japanese stock corporation (kabushiki kaisha) and a subsidiary of the Parent Borrower (the “Japanese Subsidiary Borrower” and together with the Parent Borrower and the Swiss Subsidiary Borrower, each a “Borrower” and collectively, the “Borrowers”), the other guarantors party hereto, Bank of America, N.A., as administrative agent and as collateral agent (in such capacity, the “Administrative Agent”), and the Incremental Revolving Credit Lenders (as defined below).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Administrative Agent, the lenders from time to time party thereto (the “Lenders”) and the other parties thereto have entered into that certain Fourth Amended and Restated Credit Agreement, dated as of October 3, 2016 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement and on the terms and conditions set forth herein, (i) each Lender and Additional Lender (as defined in the Existing Credit Agreement) executing this Amendment as an Incremental U.S. Revolving Credit Lender (each such Lender and Additional Lender, an “Incremental U.S. Revolving Credit Lender”) has agreed, severally, on the terms and conditions set forth herein, to provide an Incremental Revolving Credit Commitment in the form of a Revolving Commitment Increase to the U.S. Revolving Credit Commitments in the aggregate principal amount set forth opposite its name on Schedule I hereto (such Incremental Revolving Credit Commitments of all Incremental U.S. Revolving Credit Lenders, the “Incremental U.S. Revolving Credit Commitments”), (ii) each Lender and Additional Lender executing this Amendment as an Incremental Japanese Revolving Credit Lender (each such Lender and Additional Lender, an “Incremental Japanese Revolving Credit Lender”) has agreed, severally, on the terms and conditions set forth herein, to provide an Incremental Revolving Credit Commitment in the form of a Revolving Commitment Increase to the Japanese Revolving Credit Commitments in the aggregate principal amount set forth opposite its name on Schedule I hereto (such Incremental Revolving Credit Commitments of all Incremental Japanese Revolving Credit Lenders, the “Incremental Japanese Revolving Credit Commitments”), and (iii) each Lender and Additional Lender executing this Amendment as an Incremental Swiss/Multicurrency Revolving Credit Lender (each such Lender and Additional Lender, an “Incremental Swiss/Multicurrency Revolving Credit Lender” and together with each Incremental U.S. Revolving Credit Lender and Incremental Japanese Revolving Credit Lender, the “Incremental Revolving Credit Lenders”) has agreed, severally, to provide an Incremental Revolving Credit Commitment in the form of a Revolving Commitment Increase to the Swiss/Multicurrency Revolving Credit Commitments in the aggregate principal amount set forth opposite its name on Schedule I hereto (such Incremental Revolving Credit Commitments of all Incremental Swiss/Multicurrency Revolving Credit Lenders, the “Incremental Swiss/Multicurrency Revolving Credit Commitments”, and together with the Incremental U.S. Revolving Credit Commitments and the Incremental Japanese Revolving Credit Commitments, the “Incremental Revolving Credit Commitments”); and

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Amendment No. 3 Lead Arranger”) has acted as sole lead arranger and sole bookrunner in connection with this Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.Definitions.  Capitalized terms not otherwise defined in this Amendment shall have the same meanings as specified in the Existing Credit Agreement.

SECTION 2.Incremental Revolving Credit Commitments.

(i)In accordance with Section 2.14 of the Existing Credit Agreement, the Parent Borrower hereby requests (A) a Revolving Commitment Increase in the aggregate principal amount of $225,000,000 to the U.S. Revolving Credit Commitments from the Incremental U.S. Revolving Credit Lenders as set forth in Schedule I hereto, (B) a Revolving Commitment Increase in the aggregate Dollar Equivalent principal amount of $75,000,000 to the Japanese Revolving Credit Commitments from the Incremental Japanese Revolving Credit Lenders as set forth in Schedule I hereto and (C) a Revolving Commitment Increase in the aggregate Dollar Equivalent principal amount of $200,000,000 to the Swiss/Multicurrency Revolving Credit Commitments from the Incremental Swiss/Multicurrency Revolving Credit Lenders as set forth in Schedule I hereto, in the case of all such Incremental Revolving Credit Commitments, to be effective on the Amendment No. 3 Effective Date (it being acknowledged, for the avoidance of doubt, that this Section 2(i) shall constitute an Incremental Loan Request).

(ii)Each Incremental Revolving Credit Lender hereby agrees that effective on and at all times after the Amendment No. 3 Effective Date, such Incremental Revolving Credit Lender will be bound by all obligations of a Lender under the Existing Credit Agreement in respect of its Incremental Revolving Credit Commitment and Incremental Revolving Credit Loans (in addition to all other Loans and Commitments of such Lender (if any) outstanding prior to the Amendment No. 3 Effective Date).

(iii)The Incremental U.S. Revolving Credit Commitments shall have the same terms as the U.S. Revolving Credit Commitments, and upon the establishment and incurrence thereof pursuant to this Amendment, will constitute (x) a Revolving Commitment Increase which increases the aggregate amount of the U.S. Revolving Credit Commitments, (y) together with the U.S. Revolving Credit Commitments in effect immediately prior to the Amendment No. 3 Effective Date, a single Class of Revolving Credit Commitments and (z) automatically and without any further action or notice by any party, U.S. Revolving Credit Commitments for all purposes of the Existing Credit Agreement, as amended by this Amendment (the “Credit Agreement”), except as otherwise set forth herein.

(iv)The Incremental Japanese Revolving Credit Commitments shall have the same terms as the Japanese Revolving Credit Commitments, and upon the establishment and incurrence thereof pursuant to this Amendment, will constitute (x) a Revolving Commitment Increase which increases the aggregate amount of the Japanese Revolving Credit Commitments, (y) together with the Japanese Revolving Credit Commitments in effect immediately prior to the Amendment No. 3 Effective Date, a single Class of Revolving Credit Commitments and (z) automatically and without any further action or notice by any party, Japanese Revolving Credit Commitments for all purposes of the Credit Agreement except as otherwise set forth herein.

(v)The Incremental Swiss/Multicurrency Revolving Credit Commitments shall have the same terms as the Swiss/Multicurrency Revolving Credit Commitments, and upon the establishment and incurrence thereof pursuant to this Amendment, will constitute (x) a Revolving

Commitment Increase which increases the aggregate amount of the Swiss/Multicurrency Revolving Credit Commitments, (y) together with the Swiss/Multicurrency Revolving Credit Commitments in effect immediately prior to the Amendment No. 3 Effective Date, a single Class of Revolving Credit Commitments and (z) automatically and without any further action or notice by any party, Swiss/Multicurrency Revolving Credit Commitments for all purposes of the Credit Agreement except as otherwise set forth herein.

(vi)Reallocation of Revolving Credit Loans.

(A)Each of the Applicable Revolving Credit Lenders shall assign to each of the Incremental U.S. Revolving Credit Lenders, and each Incremental U.S. Revolving Credit Lender shall purchase from each of the Applicable Revolving Credit Lenders, at the principal amount thereof, such interests in the U.S. Revolving Credit Loans outstanding on the Amendment No. 3 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such U.S. Revolving Credit Loans will be held by Applicable Revolving Credit Lenders and Incremental U.S. Revolving Credit Lenders ratably in accordance with their U.S. Revolving Credit Commitments after giving effect to the Revolving Commitment Increase in respect of the U.S. Revolving Credit Commitments on the Amendment No. 3 Effective Date.

(B)Each of the Applicable Revolving Credit Lenders shall assign to each of the Incremental Japanese Revolving Credit Lenders, and each Incremental Japanese Revolving Credit Lender shall purchase from each of the Applicable Revolving Credit Lenders, at the principal amount thereof, such interests in the Japanese Revolving Credit Loans outstanding on the Amendment No. 3 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Japanese Revolving Credit Loans will be held by Applicable Revolving Credit Lenders and Incremental Japanese Revolving Credit Lenders ratably in accordance with their Japanese Revolving Credit Commitments after giving effect to the Revolving Commitment Increase in respect of the Japanese Revolving Credit Commitments on the Amendment No. 3 Effective Date.

(C)Each of the Applicable Revolving Credit Lenders shall assign to each of the Incremental Swiss/Multicurrency Revolving Credit Lenders, and each Incremental Swiss/Multicurrency Revolving Credit Lender shall purchase from each of the Applicable Revolving Credit Lenders, at the principal amount thereof, such interests in the Swiss/Multicurrency Revolving Credit Loans outstanding on the Amendment No. 3 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, such Swiss/Multicurrency Revolving Credit Loans will be held by Applicable Revolving Credit Lenders and Incremental Swiss/Multicurrency Revolving Credit Lenders ratably in accordance with their Swiss/Multicurrency Revolving Credit Commitments after giving effect to the Revolving Commitment Increase in respect of the Swiss/Multicurrency Revolving Credit Commitments on the Amendment No. 3 Effective Date.

(D)The minimum borrowing and prepayment requirements set forth in Section 2.02 and 2.05(a) of the Credit Agreement shall not apply to the transactions effected pursuant to this Section 2(vi).

SECTION 3.Amendments to the Existing Credit Agreement.

(a)Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order:

“Amendment No. 3 Effective Date” means April 6, 2018.

(b)Section 1.01 of the Existing Credit Agreement is hereby amended by deleting clause (a) in the definition of “Eurocurrency Rate” and substituting in lieu thereof the following:

with respect to any Eurocurrency Rate Loan denominated in Dollars or a Foreign Currency, the rate per annum equal to the offered rate administered by the ICE Benchmark Administration Limited or such other rate per annum as is widely recognized as the successor thereto if the ICE Benchmark Administration Limited is no longer making a London Interbank Offer Rate available (“LIBOR”), as published on the applicable Bloomberg screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; and

(c)Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the last sentence contained in the definition of “Japanese Revolving Credit Commitment” and substituting in lieu thereof the following:

The aggregate Dollar Equivalent of the Japanese Revolving Credit Commitments as of the Amendment No. 3 Effective Date is $225,000,000.

(d)Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the last sentence contained in the definition of “Revolving Credit Commitments” and substituting in lieu thereof the following:

The aggregate Dollar Equivalent of the Revolving Credit Commitments as of the Amendment No. 3 Effective Date is $1,500,000,000.

(e)Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the last sentence contained in the definition of “Swiss/Multicurrency Revolving Credit Commitment” and substituting in lieu thereof the following:

The aggregate Dollar Equivalent of the Swiss/Multicurrency Revolving Credit Commitments as of the Amendment No. 3 Effective Date is $600,000,000.

(f)Section 1.01 of the Existing Credit Agreement is hereby amended by deleting the last sentence contained in the definition of “U.S. Revolving Credit Commitment” and substituting in lieu thereof the following:

The aggregate amount of the U.S. Revolving Credit Commitments as of the Amendment No. 3 Effective Date is $675,000,000.

SECTION 4.Conditions of Effectiveness.  This Amendment shall become effective as of the first date (such date being referred to as the “Amendment No. 3 Effective Date”) when each of the following conditions shall have been satisfied:

(a)The Administrative Agent (or its counsel) shall have received (i) counterparts of this Amendment signed by the Borrowers, the Guarantors, the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Incremental Revolving Credit Lenders and (ii) the Swiss Reaffirmation duly executed and delivered by the Swiss Guarantors.

(b)The Administrative Agent shall have received (w) the legal opinion of Ropes & Gray LLP, counsel to the Loan Parties, (x) the legal opinion of Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, L.L.P., North Carolina counsel to the Loan Parties, (y) the legal opinion of Lenz & Staehelin, Swiss counsel for the Amendment No. 3 Lead Arranger, and (z) the legal opinion of Nagashima Ohno & Tsunematsu, Japanese counsel for the Loan Parties, in each case, dated as of the Amendment No. 3 Effective Date and in form and substance reasonably satisfactory to the Administrative Agent.

(c)The Administrative Agent shall have received (i) copies of each Organization Document for each Borrower and each Guarantor, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Amendment No. 3 Effective Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of each Borrower and each Guarantor executing this Amendment; (iii) resolutions of the Board of Directors or similar governing body of each Borrower and each Guarantor approving and authorizing the execution, delivery and performance of this Amendment and certified as of the Amendment No. 3 Effective Date by its secretary, an assistant secretary or other appropriate Person as being in full force and effect without modification or amendment and (iv) if available, a good standing certificate from the applicable Governmental Authority of each Borrower’s and each Guarantor’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment No. 3 Effective Date.

(d)The Administrative Agent and the Amendment No. 3 Lead Arranger shall have been paid all fees payable to the Administrative Agent and the Amendment No. 3 Lead Arranger, respectively, on the Amendment No. 3 Effective Date and, to the extent invoiced at least three (3) Business Days prior to the Amendment No. 3 Effective Date (or as otherwise reasonably agreed by the Parent Borrower), out-of-pocket expenses required to be paid by the Parent Borrower in connection with this Amendment, including the Attorney Costs of Cahill Gordon & Reindel LLP, in accordance with Section 10.04 of the Existing Credit Agreement.

(e)The Administrative Agent shall have received an officer’s certificate with respect to the Borrowers and the Guarantors in form and substance reasonably satisfactory to the Administrative Agent as to satisfaction of the conditions set forth in clauses (j) and (k) of this Section 4.

(f)To the extent requested at least three (3) Business Days prior to the Amendment No. 3 Effective Date (or as otherwise reasonably agreed by the Parent Borrower), the Administrative Agent shall have received a Note executed by the applicable Borrower in favor of each Incremental Revolving Credit Lender requesting a Note, if any.

(g)The Administrative Agent shall have received for the account of each Incremental Revolving Credit Lender a fee payable in Dollars equal to 0.25% of the aggregate principal amount of the Incremental Revolving Credit Commitment of such Incremental Revolving Credit Lender as of the Amendment No. 3 Effective Date.

(h)The Administrative Agent shall have received the results of searches of the Uniform Commercial Code filings (or equivalent filings) made with respect to the Parent Borrower and each Guarantor in the state of formation of such Person.

(i)At least three (3) Business Days prior to the Amendment No. 3 Effective Date, the Administrative Agent shall have received all documentation and other information required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been requested in writing at least ten (10) Business Days prior to the Amendment No. 3 Effective Date.

(j)The representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Credit Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(k)Immediately after giving effect to this Amendment and the establishment of the Incremental Revolving Credit Commitments on the Amendment No. 3 Effective Date as contemplated by this Amendment, no Default or Event of Default shall exist.

(l)The Administrative Agent shall have received a Solvency Certificate from a Responsible Officer of the Parent Borrower in substantially the form attached hereto as Annex A.

SECTION 5.Representations and Warranties.  The Loan Parties represent and warrant as follows as of the date hereof:

(a)the execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action on the part of the Borrowers and the Guarantors.  The execution, delivery and performance by the Loan Parties of this Amendment will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) result in the creation of any Lien upon any of the property or assets of such Loan Party or any of the Restricted Subsidiaries (other than as permitted by Section 7.01 of the Existing Credit Agreement), or (iii) violate any applicable Law except with respect to any breach, contravention or violation referred to in clauses (ii) and (iii), to the extent that such breach, contravention or violation would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(b)this Amendment has been duly executed and delivered by each Loan Party party hereto and constitutes a legally valid and binding obligation of each such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing; and

(c)the representations and warranties of each Loan Party set forth in Article V of the Credit Agreement and in each other Credit Document are true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 6.Effect on the Existing Credit Agreement and the Credit Documents.

(a)

On and after the Amendment No. 3 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by, and after giving effect to, this Amendment.  Each of the Collateral Documents, as specifically amended by this Amendment, and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Credit Documents, in each case, as amended by this Amendment.

(b)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents.  On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Credit Document.

(c)This Amendment shall not constitute a novation of the Existing Credit Agreement or of any other Credit Document.

SECTION 7.Liens Unimpaired.  After giving effect to this Amendment, neither the modification of the Existing Credit Agreement effected pursuant to this Amendment nor the execution, delivery, performance or effectiveness of this Amendment:

(a)impairs the validity, effectiveness or priority of the Liens granted pursuant to any Credit Document prior to the Amendment No. 3 Effective Date, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations (including, without limitation, the Incremental Revolving Credit Commitments), whether heretofore or hereafter incurred; or

(b)requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 8.Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same instrument.  Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 9.Severability.  In case any provision in or obligation of this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 10.Successors.  The terms of this Amendment shall be binding upon, and shall inure for the benefit of, the parties hereto and their respective successors and permitted assigns.

SECTION 11.Governing Law; Jurisdiction.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York.  The provisions of Sections 10.15(b) and (c) and Section 10.16 of the Existing Credit Agreement shall apply to this Amendment, mutatis mutandis.

SECTION 12.Lender Signatures.  Each Lender that executes a counterpart to this Amendment shall be deemed to have irrevocably approved this Amendment (and such approval shall be binding upon Lender’s successors and assigns).  Each Lender agrees that such Lender shall not be entitled to receive a copy of any other Lender’s signature page to this Amendment, but agrees that a copy of such signature page may be delivered to the Parent Borrower, the Administrative Agent and the Amendment No. 3 Lead Arranger.

SECTION 13.Reaffirmation.  Each Borrower and each Guarantor hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof on behalf of themselves and each other Loan Party, (i) the covenants and agreements contained in each Credit Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under each Guaranty, as applicable, and its prior grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents which Liens continue in full force and effect after giving effect to this Amendment.

SECTION 14.Roles. It is agreed that the Amendment No. 3 Lead Arranger shall be deemed a Lead Arranger for all purposes under the Credit Agreement.  Anything herein to the contrary notwithstanding, the Amendment No. 3 Lead Arranger shall not have any powers, duties or responsibilities under this Amendment, except in its capacity, as applicable, as the Administrative Agent or a Lender hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

IQVIA INC.,
as the Parent Borrower

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	President

IQVIA SOLUTIONS JAPAN K.K.,
as the Japanese Subsidiary Borrower

By:	/s/ Fumihiko Ugajin
Name:	Fumihiko Ugajin
Title:	Representative Director

IQVIA AG,
as the Swiss Subsidiary Borrower

By:	/s/ Sacha Cossar
Name:	Sacha Cossar
Title:	Managing Director

By:	/s/ Angela Gisler
Name:	Angela Gisler
Title:	Manager Finance

[Signature Page to Amendment No. 3]

IQVIA HOLDINGS INC.,

as a Guarantor

By:	/s/ Eric M. Sherbet
Name:	Eric M. Sherbet
Title:	Secretary

[Signature Page to Amendment No. 3]

Appature Inc., as a Guarantor

Arsenal Holding Company, as a Guarantor

Arsenal Holding (II) Company, as a Guarantor

BuzzeoPDMA LLC, as a Guarantor

Data Niche Associates, Inc., as a Guarantor

iqvia commercial india holdings corp., as a Guarantor

IMS Health Investing Corporation, as a Guarantor

IMS Health Investments, Inc., as a Guarantor

IMS Health HOLDING CORPORATION, as a Guarantor

IMS Health Purchasing, Inc., as a Guarantor

IMS Holding Inc., as a Guarantor

iqvia Trading Management Inc., as a Guarantor

RX India, LLC, as a Guarantor

The Amundsen Group, Inc., as a Guarantor

ValueMedics Research, LLC, as a Guarantor

IQVIA chinametrik INC., as a Guarantor

INTERCONTINENTAL MEDICAL STATISTICS INTERNATIONAL, LTD., as a Guarantor

TARGETED MOLECULAR DIAGNOSTICS, LLC, as a Guarantor

COTE ORPHAN LLC, as a Guarantor

Enterprise Associates L.L.C., as a Guarantor

iqvia transportation services corp., as a Guarantor

IMS Software Services Ltd., as a Guarantor

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	President

[Signature Page to Amendment No. 3]

Med-Vantage, Inc., as a Guarantor

BENEFIT HOLDING, INC., as a Guarantor

ea institute, l.l.c., as a Guarantor

iguard, inc., as a Guarantor

innovex merger corp., as a Guarantor

IQVIA COMMERCIAL FINANCE INC., as a Guarantor

IQVIA COMMERCIAL services llc, as a Guarantor

IQVIA COMMERCIAL trading corp., as a Guarantor

market research management, inc. as a Guarantor

qcare site services, inc., as a Guarantor

iqvia rds asia inc., as a Guarantor

iqvia biosciences holdings llc, as a Guarantor

iqvia rds bt inc., as a Guarantor

quintiles commercial us, inc., as a Guarantor

iqvia rds consulting inc., as a Guarantor

iqvia rds latin america llc, as a Guarantor

iqvia market intelligence llc, as a Guarantor

iqvia medical communications & consulting inc., as a Guarantor iqvia pharma services corp., as a Guarantor

iqvia pharma inc., as a Guarantor

iqvia phase one services llc, as a Guarantor

iqvia rds transfer llc, as a Guarantor

VCG&A, Inc., as a Guarantor

VCg-bio, Inc., as a Guarantor

outcome sciences, llc, as a Guarantor

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	President

[Signature Page to Amendment No. 3]

IQVIA MEDICAL EDUCATION INC.,

as a Guarantor

By:	/s/ J. Stillman Hanson
Name:	J. Stillman Hanson
Title:	Vice President and Assistant Secretary

[Signature Page to Amendment No. 3]

Coordinated Management Holdings, L.L.C., as a Guarantor

Coordinated Management Systems, Inc., as a Guarantor

Spartan Leasing Corporation, as a Guarantor

By:	/s/ Cathy N. LoBosco
Name:	Cathy N. LoBosco
Title:	President

[Signature Page to Amendment No. 3]

iqvia commercial licensing associates llc, as a Guarantor

By:	/s/ Michael A. Knolker
Name:	Michael A. Knolker
Title:	Responsible Officer

IQVIA GOVERNMENT SOLUTIONS INC., as a Guarantor

By:	/s/ Michael A. Knolker
Name:	Michael A. Knolker
Title:	Vice President

novella clinical llc, as a Guarantor

By:	/s/ Eric M. Sherbet
Name:	Eric M. Sherbet
Title:	Secretary

IQVIA RDS INC., as a Guarantor

By:	/s/ Eric M. Sherbet
Name:	Eric M. Sherbet
Title:	Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to Amendment No. 3]

Consented to by:

BANK OF AMERICA, N.A., as L/C Issuer and Swing Line Lender

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

[Signature Page to Amendment No. 3]

BANK OF AMERICA, N.A., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Darren Merten
Name:	Darren Merten
Title:	Vice President

[Signature Page to Amendment No. 3]

HSBC Bank USA, N.A., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Elizabeth Peck
Name:	Elizabeth Peck
Title:	Director

[Signature Page to Amendment No. 3]

HSBC Bank USA, N.A., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Elizabeth Peck
Name:	Elizabeth Peck
Title:	Director

[Signature Page to Amendment No. 3]

Wells Fargo Bank, N.A., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Christine Gardiner
Name:	Christine Gardiner
Title:	Director

[Signature Page to Amendment No. 3]

Wells Fargo Bank, N.A., as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Christine Gardiner
Name:	Christine Gardiner
Title:	Director

[Signature Page to Amendment No. 3]

Wells Fargo Bank, N.A., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Christine Gardiner
Name:	Christine Gardiner
Title:	Director

[Signature Page to Amendment No. 3]

Barclays Bank PLC, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Amendment No. 3]

Barclays Bank PLC, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Amendment No. 3]

Barclays Bank PLC, as an Incremental Japanese Revolving Credit Lender

By:	/s/ Ronnie Glenn
Name:	Ronnie Glenn
Title:	Director

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK N.A., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Executive Director

[Signature Page to Amendment No. 3]

JPMORGAN CHASE BANK N.A., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Dawn Lee Lum
Name:	Dawn Lee Lum
Title:	Executive Director

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

GOLDMAN SACHS BANK USA, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Annie Carr
Name:	Annie Carr
Title:	Authorized Signatory

[Signature Page to Amendment No. 3]

GOLDMAN SACHS REALTY JAPAN LTD., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Hideo Michiba
Name:	Hideo Michiba
Title:	Director

[Signature Page to Amendment No. 3]

Citibank N.A., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

[Signature Page to Amendment No. 3]

Citibank N.A., as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

[Signature Page to Amendment No. 3]

Citibank N.A., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Marni McManus
Name:	Marni McManus
Title:	Vice President

[Signature Page to Amendment No. 3]

PNC Bank, National Association, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Dawn Kondrat
Name:	Dawn Kondrat
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

PNC Bank, National Association, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Dawn Kondrat
Name:	Dawn Kondrat
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

FIFTH THIRD BANK, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Director II

[Signature Page to Amendment No. 3]

FIFTH THIRD BANK, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Vera B. McEvoy
Name:	Vera B. McEvoy
Title:	Director II

[Signature Page to Amendment No. 3]

Mizuho Bank, Ltd., as an Incremental Japanese Revolving Credit Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Managing Director

[Signature Page to Amendment No. 3]

Mizuho Bank, Ltd., as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Managing Director

[Signature Page to Amendment No. 3]

Mizuho Bank, Ltd., as an Incremental U.S. Revolving Credit Lender

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Managing Director

[Signature Page to Amendment No. 3]

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi, UFJ, Ltd.), as an Incremental U.S. Revolving Credit Lender

By:	/s/ Teuta Ghilaga
Name:	Teuta Ghilaga
Title:	Director

[Signature Page to Amendment No. 3]

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi, UFJ, Ltd.), as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Teuta Ghilaga
Name:	Teuta Ghilaga
Title:	Director

[Signature Page to Amendment No. 3]

MUFG Bank, Ltd. (formerly known as The Bank of Tokyo-Mitsubishi, UFJ, Ltd.), as an Incremental Japanese Revolving Credit Lender

By:	/s/ Teuta Ghilaga
Name:	Teuta Ghilaga
Title:	Director

[Signature Page to Amendment No. 3]

SUNTRUST BANK, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Jason Crowley
Name:	Jason Crowley
Title:	Vice President

[Signature Page to Amendment No. 3]

SUNTRUST BANK, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Jason Crowley
Name:	Jason Crowley
Title:	Vice President

[Signature Page to Amendment No. 3]

TD BANK, N.A., as an Incremental U.S. Revolving Credit Lender, Incremental Swiss/Multicurrency Revolving Lender, and Incremental Japanese Revolving Credit Lender

By:	/s/ Shivani Agarwal
Name:	Shivani Agarwal
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

Compass Bank (dba BBVA Compass), as an Incremental U.S. Revolving Credit Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	Managing Director

[Signature Page to Amendment No. 3]

Compass Bank (dba BBVA Compass), as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	Managing Director

[Signature Page to Amendment No. 3]

Compass Bank (dba BBVA Compass), as an Incremental Japanese Revolving Credit Lender

By:	/s/ Cameron D. Gateman
Name:	Cameron D. Gateman
Title:	Managing Director

[Signature Page to Amendment No. 3]

BNP Paribas, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Mike Hoffman
Name:	Mike Hoffman
Title:	Director

By:	/s/ Emma Petersen
Name:	Emma Petersen
Title:	Director

[Signature Page to Amendment No. 3]

BNP Paribas, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Mike Hoffman
Name:	Mike Hoffman
Title:	Director

By:	/s/ Emma Petersen
Name:	Emma Petersen
Title:	Director

[Signature Page to Amendment No. 3]

BNP Paribas, as an Incremental Japanese Revolving Credit Lender

By:	/s/ Mike Hoffman
Name:	Mike Hoffman
Title:	Director

By:	/s/ Emma Petersen
Name:	Emma Petersen
Title:	Director

[Signature Page to Amendment No. 3]

The Northern Trust Company, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Eric Siebert
Name:	Eric Siebert
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

The Northern Trust Company, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Eric Siebert
Name:	Eric Siebert
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

The Northern Trust Company, as an Incremental Japanese Revolving Credit Lender

By:	/s/ Eric Siebert
Name:	Eric Siebert
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

Huntington National Bank, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Joseph D. Hricovsky
Name:	Joseph D. Hricovsky
Title:	Senior Vice President

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as an Incremental U.S. Revolving Credit Lender

By:	/s/ Diana Lee
DIANA LEE
AUTHORIZED SIGNATORY

[Signature Page to Amendment No. 3]

ROYAL BANK OF CANADA, as an Incremental Swiss/Multicurrency Revolving Credit Lender

By:	/s/ Diana Lee
DIANA LEE
AUTHORIZED SIGNATORY

[Signature Page to Amendment No. 3]

Schedule I

Incremental Revolving Credit Commitments

Name of Lender	Incremental U.S. Revolving Credit Commitment	Incremental Japanese Revolving Credit Commitment	Incremental Swiss/Multicurrency Revolving Credit Commitment
Bank of America, N.A.	$14,601,994.07	$7,855,495.10	$15,042,510.83
HSBC Bank USA, National Association	14,601,994.07	7,855,495.10	15,042,510.83
Wells Fargo Bank, National Association	14,601,994.07	7,855,495.10	15,042,510.83
Barclays Bank PLC	14,601,994.07	7,855,495.10	15,042,510.83
JPMorgan Chase, N.A.	14,601,994.07	7,855,495.10	15,042,510.83
Goldman Sachs Bank USA	14,601,994.07	--	15,042,510.83
Goldman Sachs Realty Japan Ltd.	--	7,855,495.10	--
Citibank, N.A., New York Branch	11,684,470.48	6,278,965.11	--
Citibank, N.A., London Branch	--	--	12,036,564.41
PNC Bank, National Association	17,685,589.52	--	12,314,410.48
Fifth Third Bank	17,685,589.52	--	12,314,410.48
Mizuho Bank, Ltd.	9,737,537.93	5,231,565.77	10,030,896.30
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	9,737,537.93	5,231,565.77	10,030,896.30
SunTrust Bank	14,737,991.27	--	10,262,008.73
TD Bank, N.A.	7,738,030.05	4,283,475.39	7,978,494.56
Compass Bank	6,895,591.37	3,512,279.12	7,092,129.51
BNP Paribas	2,824,695.27	1,751,872.38	2,923,432.35
The Northern Trust Company	2,917,112.82	1,577,305.86	3,005,581.32
The Huntington National Bank	7,500,000.00	--	--
Royal Bank of Canada	28,243,889.42	--	21,756,110.58
Total	$225,000,000.00	$75,000,000.00	$200,000,000.00

Annex A

SOLVENCY CERTIFICATE
of
IQVIA INC.
AND ITS RESTRICTED SUBSIDIARIES

April 6, 2018

Reference is made to Amendment No. 3 to Fourth Amended and Restated Credit Agreement, dated as of the date hereof (the “Amendment”), among IQVIA Inc., a Delaware corporation (the “Parent Borrower”), IQVIA Holdings Inc., a Delaware corporation (“Holdings”), IQVIA AG, a Swiss corporation and a subsidiary of the Parent Borrower (the “Swiss Subsidiary Borrower”), IQVIA Solutions Japan K.K., a Japanese stock corporation (kabushiki kaisha) and a subsidiary of the Parent Borrower (the “Japanese Subsidiary Borrower” and together with the Parent Borrower and the Swiss Subsidiary Borrower, each a “Borrower” and collectively, the “Borrowers”), the other guarantors party thereto, Bank of America, N.A., as administrative agent and as collateral agent (in such capacity, the “Administrative Agent”), and the Incremental Revolving Credit Lenders (as defined therein), which amends that certain Fourth Amended and Restated Credit Agreement, dated as of October 3, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, and as amended by the Amendment, the “Credit Agreement”), among the Borrowers, Holdings, the Lenders party thereto from time to time, Bank of America, N.A., as administrative agent and collateral agent, and the other agents party thereto.  Pursuant to Section 4(l) of the Amendment, the undersigned hereby certifies, solely in such undersigned’s capacity as President of the Parent Borrower, and not individually, as follows:

As of the date hereof, after giving effect to the transactions contemplated by the Amendment (the “Transactions”), including the incurrence of the Incremental Revolving Credit Commitments, and after giving effect to the Transactions:

a.	The fair value of the assets of the Parent Borrower and its Restricted Subsidiaries exceeds, on a consolidated basis, their debts and liabilities, subordinated, contingent or otherwise;
b.

The present fair saleable value of the property of the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, is greater than the amount that will be required to pay the probable liability, on a consolidated basis, of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured;

c.

the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are able to pay their debts and liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured; and

d.	the Parent Borrower and its Restricted Subsidiaries, on a consolidated basis, are not engaged in, and are not about to engage in, business for which they have unreasonably small capital.

For purposes of this Certificate, the amount of any contingent liability at any time shall be computed as the amount that would reasonably be expected to become an actual and matured liability.  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Amendment or the Credit Agreement, as applicable.

The undersigned is familiar with the business and financial position of the Parent Borrower and its Restricted Subsidiaries.  In reaching the conclusions set forth in this Certificate, the undersigned has made such other investigations and inquiries as the undersigned has deemed appropriate, having taken into account the nature of the particular business anticipated to be conducted by the Parent Borrower and its Restricted Subsidiaries after consummation of the Transactions.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this Certificate in such undersigned’s capacity as President of the Parent Borrower, on behalf of the Parent Borrower, and not individually, as of the date first stated above.

IQVIA INC.

By:
Name:	[ ]
Title:	[ ]